               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 15, 2005

                     NAVISTAR FINANCIAL 2003-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              333-67112-05                           32-6027547
      (Commission File Number)            (I.R.S. Employer Identification No.)

  425 N. Martingale Road Schaumburg, Illinois              60173
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 630-753-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events.

           On July 15, 2005, the Registrant made available the
           Monthly Servicer Certificate for the Period of June 2005
           for the NAVISTAR FINANCIAL 2003-B OWNER TRUST,  which  is
           attached as Exhibit 20 hereto.

Item 9.01  Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2003-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  July 27, 2005                      By:/s/ PAUL E. MARTIN
-----------------------                          --------------------------
                                                 Paul E. Martin
                                                 Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2003-B Owner Trust
               Monthly Servicer Certificate #21, dated July 15, 2005

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                                  Exhibit 20

                  Navistar Financial 2003 - B Owner Trust
                        For the Month of June 2005
                     Distribution Date of July 15, 2005
                        Servicer Certificate  #21

Original Pool Amount                                             $354,999,927.08
Subsequent Receivables (transferred 11/21/03)                    $194,998,039.46
Subsequent Receivables (transferred xx/xx/xx)                              $0.00
Subsequent Receivables (transferred xx/xx/xx)                              $0.00
Subsequent Receivables (transferred xx/xx/xx)                              $0.00
Beginning Pool Balance                                           $303,096,029.85
Beginning Pool Factor                                                  0.5510857

Principal and Interest Collections:
    Principal Collected (Incl. Servicer Advance Repay)            $10,249,553.97
    Interest Collected                                             $1,634,713.71
    Mandatory Prepayments                                                  $0.00
Additional Deposits:

    Repurchase Amounts                                                     $0.00

    Liquidation Proceeds / Recoveries                                $444,471.81
Total Additional Deposits                                            $444,471.81

Repos / Chargeoffs                                                   $162,633.04
Aggregate Number of Notes Charged Off                                         56

Total Available Funds                                             $12,243,000.33

Ending Pool Balance                                              $292,769,582.00
Ending Pool Factor                                                     0.5323103

Servicing Fee                                                        $252,580.02
    memo: Servicer will allocate $1,500.00 of Servicing Fee
          as Administration Fee
Repayment of Servicer Advances                                        $85,739.16

Reserve Account:
                                                                                          ===================================
    Beginning Balance  (see Memo Item)                            $17,661,702.92           Memo Item - Reserve Account
    Target Percentage                                                       5.50%         Opening balance      $16,670,281.64
    Target Balance                                                $16,102,327.01          + Trans Base                  $0.00
    Specified Yield Supplement Amount                                      $0.00          + Trans Low/0%                $0.00
    Specified Yield Supplement Amount                                      $0.00          + Invest. Income         $41,160.45
    Specified Reserve Account Balance                             $16,102,327.01          + Excess Serv.          $950,260.83
    Minimum Balance                                               $10,999,959.33          + Transfer (to)
    (Release) / Deposit                                           ($1,559,375.91)           Collections Acct            $0.00
    Ending Balance                                                $16,102,327.01                               ---------------
---------------------------------------------------------------------------------          Beginning Balance  $17,661,702.92
Current Weighted Average APR:                                              6.407%          ===================================
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Current Weighted Average Remaining Term (months):                          35.21
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Delinquencies                                                                 Dollars      Notes
    Installments:   1 - 30 days                                            1,283,986.13    1,159
                   31 - 60 days                                              170,417.25      160
                   60+  days                                                  94,979.02       44

           Total:                                                          1,549,382.40    1,166
        Balances:  60+  days                                               1,022,919.38       44

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Navistar Financial 2003 - B Owner Trust
For the Month of June 2005
                                                                          NOTES
                                    TOTAL        CLASS A - 1       CLASS A - 2       CLASS A - 3      CLASS A - 4     CLASS B NOTES
Original Pool Amount           $550,000,000.00  $93,400,000.00    $163,500,000.00  $160,000,000.00  $111,100,000.00 $22,000,000.00

Distributions:
   Distribution Percentages  (1)                          0.00%             96.00%            0.00%            0.00%           4.00%

   Coupon                                             1.140630%          1.690000%        3.420000%        3.250000%       3.790000%

Beginning Pool Balance          $303,096,029.85
Ending Pool Balance             $292,769,582.00

Collected Principal             $10,163,814.81
Collected Interest               $1,634,713.71
Charge - Offs                      $162,633.04
Liquidation Proceeds / Recoveries  $444,471.81
Swap Payments to/(from)Trust       $116,000.00
Servicing & Administration Fee     $252,580.02
Investment Earnings from
    Pre-Funding Acct                     $0.00
Cash Transfer from Negative
    Carry Acct.                          $0.00
Cash Transfer from
    Pre-Funding Acct.                    $0.00
Cash Transfer from Reserve Account       $0.00
Total Collections Avail
    for Debt Service            $12,106,420.31

Beginning Balance               $303,096,029.85           $0.00     $16,136,188.67  $160,000,000.00  $111,100,000.00  $15,859,841.18

Interest Due (2)                    $829,711.63           $0.00         $22,725.13      $456,000.00      $300,895.83      $50,090.67
Interest Paid                       $829,711.63           $0.00         $22,725.13      $456,000.00      $300,895.83      $50,090.67
Principal Due                    $10,326,447.85           $0.00      $9,913,389.94            $0.00            $0.00     $413,057.91
Mandatory Prepayments
    Class A-1 only **                     $0.00           $0.00
Principal Paid                   $10,326,447.85           $0.00      $9,913,389.94            $0.00            $0.00     $413,057.91

Ending Balance                  $292,769,582.00           $0.00      $6,222,798.73  $160,000,000.00  $111,100,000.00  $15,446,783.27
Note/Certificate Pool Factor
    (Ending Balance/Original
          Pool Amount)                                   0.0000             0.0381           1.0000           1.0000          0.7021
Total Distributions              $11,156,159.48           $0.00      $9,936,115.07      $456,000.00      $300,895.83     $463,148.58

Interest Shortfall                       $0.00            $0.00              $0.00            $0.00            $0.00           $0.00
Principal Shortfall                      $0.00            $0.00              $0.00            $0.00            $0.00           $0.00
   Total Shortfall                       $0.00            $0.00              $0.00            $0.00            $0.00           $0.00
Excess Servicing
   (see Memo Item - Reserve
       Account Balance             $950,260.83

   Beginning Reserve
       Account Balance          $17,661,702.92
   (Release) / Draw             ($1,559,375.91)
   Ending Reserve Acct Balance  $16,102,327.01

(1)Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
(2)Class A-1 Interest based on Actual Number of Days. Interest  for first settlement based off 17 days, from 10/31/03 to 11/17/03 for Class A-1 and A-3.  Class A-2, and  A-4 and Class B Interest calculated  on 15 days.
(3) LIBOR was reset on 7/13/05 at 3.38813%.  The Interest Rate on the Class A-3a  Floating Rate Notes for the 8/15/05 Distribution
Date is 3.58813%.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
=============================================================
Memo Item - Advances:
   Servicer Advances - Current Reporting Period ($85,739.16)
   Total Outstanding Servicer Advances        $2,356,266.59
=============================================================

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Navistar Financial 2003 - B Owner Trust
For the Month of June 2005

Trigger Events:  A)  Loss Trigger
                 B)  Delinquency Trigger
                 C)  Noteholders Percent Trigger

                                    5                   4                3                2                 1               0
                                  Jan-05             Feb-05            Mar-05           Apr-05            May-05          Jun-05
Remaining Gross Balance         $391,128,247.17    $379,342,007.93 $366,612,722.55 $352,520,384.26 $341,310,836.19 $330,294,955.90

A)   Loss Trigger:
Principal of Contracts Charged Off  $305,409.54        $285,365.36     $181,899.51      $71,923.76      $63,030.78     $162,633.04

Recoveries                           $68,426.04        $122,296.62     $170,514.77     $158,499.43      $76,039.74     $444,471.81

Total Charged Off (Months 5,4,3)    $772,674.41
Total Recoveries (Months 3,2,1)     $405,053.94
                                 ---------------
Net Loss/(Recoveries)for 3 Mos      $367,620.47(a)

Total Balance(Months 5,4,3)   $1,137,082,977.65(b)

Loss Ratio Annualized [(a/b)*(12)]       0.3880%

Trigger:  Is Ratio > 1.5%                 No
                                                                                      Apr-05            May-05            Jun-05
B)   Delinquency Trigger:
     Balance delinquency 60+ days                                                   $986,921.62       $737,973.66     $1,022,919.38
     As % of Remaining Gross Balance                                                    0.27996%          0.21622%          0.30970%
     Three Month Average                                                                0.25984%          0.21979%          0.26863%

Trigger:  Is Average > 2.0%               No

C)   Noteholders Percent Trigger        2.9277%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%               No

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